SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 24, 2011
Date of Report (Date of earliest event reported)

FBR Capital Markets Corporation
 (Exact Name of Registrant as Specified in its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

         001-33518                                                           20-5164223
         (Commission File Number)                                 (IRS Employer Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209
 (Address of Principal Executive Office) (Zip Code)

(703) 312-9500
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

By unanimous consent resolution the Board of Directors (the “Board”) of FBR Capital Markets Corporation (the “Company”) acting in accordance with the Company’s Amended and Restated Bylaws elected Reena Aggarwal to the Board effective March 24, 2011.  Ms. Aggarwal’s election fills a vacancy on the Board of the Company and Ms. Aggarwal will stand for reelection as a director nominee at the Company’s annual meeting tentatively scheduled to be held on June 1, 2011.  Ms. Aggarwal’s committee assignments have not been determined at the time of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR Capital Markets Corporation
Date: March 29, 2011	By:	/s/ Bradley J. Wright Bradley J. Wright Executive Vice President and Chief Financial Officer